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                                                                  EXHIBIT 10.1

                             CONSULTING AGREEMENT

This agreement made on January 2, 1997, by and between Arxa International Energy, Inc. having its business address at 1331 Lamar, Suite 1375, Houston, Texas 77010 (hereinafter the "Company") and Wharton Capitol Corp., 35 West Street, Northport, N. Y. 11768 or (hereinafter the "Consultant").

In the consideration of the mutual promises contained herein and on the terms and conditions hereinafter set forth, the Company and the Consultant agree as follows:

1.  PROVISIONS OF SERVICES:

(1) Consultant agrees, to the extent reasonably required in the conduct of business of the Company to place at the disposal of the Company his judgement and to provide business development services to the Company including the following:

     (I)  Advice with respect to finance and marketing plans;

    (II)  Assistance in development of public relations plans and media;

   (III) Evaluation of future financing and advice with respect to potential acquisitions;

    (IV)  Advice with respect to short and long-term strategic business plans;

     (V)  Other related services deemed necessary by the Company.

(b) Consultant agrees to use his best efforts in the furnishing of advice recommendations, and for this purpose Consultant shall at all times maintain or keep available an adequate organization of personnel or a network of outside professionals for the performance of its obligations under this agreement.

2. COMPENSATION: In consideration of Consultant agreeing to provide services described herein, the Company agrees to deliver 50,000 common shares free and clear of all liens, which shares shall be registered by the Company at its expense with the Securities and Exchange Commission as soon as

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    practicable after the date hereof, (in lieu of cash) as a retainer to the
    Consultant upon signing of the Agreement and aforementioned is to commence immediately. Additional compensation will be issued as needed and mutually agreed upon by both parties.

    The Company agrees to reimburse Consultant for reasonable expenses by the Consultant in connection with services hereunder. All expenses in excess of $2,000.00 shall by approved in advance by the Company.

3. LIABILITY OF CONSULTANT: In furnishing the Company with management advice and other services as herein provided, neither Consultant nor any officer, director or agent thereof shall not be liable to the Company or its creditors for errors of judgment or for any matters except willful malfeasance, bad faith or gross negligence in the performance or its duties or reckless disregard of its obligations and duties under the terms of this Agreement.

    It is further understood and agreed that Consultant may rely upon information furnished to it by the Company which Consultant reasonably believes to be accurate and reliable and that, except as herein provides, Consultant shall not be accountable for any loss suffered by the Company by the reason of the Company's action or non-action on the basis if any advice, recommendation or approval of Consultant, its partners, employees or agents, except as provided in the previous paragraph hereof.

4. STATUS OF CONSULTANT: Consultant shall be deemed to be an independent contractor and, except as expressly provided or authorized in the Agreement, shall have no authority to act or represent the Company.

5. OTHER ACTIVITIES OF CONSULTANT: The Company recognizes that Consultant now renders and may continue to render management and other services to other companies which may or may not have policies and conduct activities similar to those of the Company. Consultant shall be free to render such advice and other services and the Company hereby consents thereto. Consultant shall not be required to devote its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as the Company and Consultant mutually deem reasonable and necessary for such purposes.


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6.  CONTROL:  Nothing contained herein shall be deemed to require the Company to take any action contrary to its Certificate of Incorporation or By-Laws, or any applicable statue or regulation, or to deprive its Board of Directors of their responsibility for any control of the conduct or the affairs of the Company.

7. TERMS: Consultant's retention hereunder shall be for a term of twelve months commencing on the date of this Agreement.

8. MISCELLANEOUS: This Agreement is executed in and shall be constructed and interpreted according to the laws of the State of Texas.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.


By: /s/ JOSEPH NICOLOSI, JR.               By: /s/ BILL BIPPUS
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   Wharton Capitol Corp.                      Bill Bippus, President
                                              Arxa International Energy,Inc.